Helping Build Twin Cities—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities

66	$1.1B	$1.7B	17.2M	9,649
Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved
$3.5B	21,082	$1.3B	$136.1M	46%
Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE: SUNDANCE AT SETTLER’S RIDGE	PROJECT PROFILE: GATEWAY NORTHEAST
The HIT provided $53.5 million of funding for the $69.6 million new construction of the 218-unit, Sundance at Settler’s Ridge development in Woodbury, creating an estimated 544,190 hours of union construction work.	The HIT provided $21.0 million in funding for the $38.7 million new construction of the 128-unit Gateway Northeast apartments in Minneapolis, creating an estimated 273,760 hours of union construction work.

continued

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Helping Build Twin Cities—The Union Way	MARCH 2020

Riverdale Station East—Coon Rapids	Zvago Cooperative at Lake Superior—Duluth	Bassett Creek Apartments—Minneapolis

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

    Minneapolis Building and Construction Trades Council

RECENT TWIN CITIES INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Elevate at Southwest Station	Eden Prairie	$49,500,000	$63,510,988	541,000
The Chamberlain	Richfield	$48,277,000	$62,509,690	420,570
Riverdale Station East	Coon Rapids	$28,350,000	$38,273,494	325,650
Riverdale Station West	Coon Rapids	$6,925,000	$17,489,676	138,730
Lake Street Apartments	Minneapolis	$13,500,000	$27,554,885	221,440
Bassett Creek Apartments	Minneapolis	$33,609,500	$37,616,980	344,690
Zvago Cooperative at Lake Superior	Duluth	$14,033,700	$18,436,578	176,940
Sundance at Settler’s Ridge	Woodbury	$53,545,900	$69,580,136	544,190
Parker Station Flats	Robbinsdale	$41,393,900	$53,082,171	508,780
Gateway Northeast	Minneapolis	$20,950,000	$38,660,971	273,760

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of March 31, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www. aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com